Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FirstEnergy Corp. on Form 10-K/A for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Peter Burg, Chief Executive Officer of FirstEnergy Corp., certify, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant toss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FirstEnergy Corp.



                                              /s/ H. Peter Burg H.
                                             ------------------------
                                                  H. Peter Burg
                                             Chief Executive Officer
                                                   May 9, 2003